UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 29, 2025

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction
of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

30 Isabella Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	WAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2025, Westinghouse Air Brake Technologies Corporation (the “Company”) completed a public offering and sale of (i) $500,000,000 aggregate principal amount of the Company’s 4.900% Senior Notes due 2030 (the “2030 Notes”) and (ii) $750,000,000 aggregate principal amount of the Company’s 5.500% Senior Notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Notes”). The offering and sale of the Notes was made pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-275386) filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2023, as amended by the Post-Affective Amendment No. 1 filed with the SEC on May 19, 2025 (as amended, the “Registration Statement”).

The Notes were issued pursuant to the Indenture, dated as of August 8, 2013 (the “Base Indenture”), by and between the Company and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (the “Base Indenture Trustee”), as amended and supplemented by the second supplemental indenture, dated as of November 3, 2016 (the “Second Supplemental Indenture”), among the Company, the subsidiary guarantors party thereto and the Base Indenture Trustee, and as further amended and supplemented by the fourteenth supplemental indenture, dated as of May 29, 2025 (the “Fourteenth Supplemental Indenture” and, together with the Base Indenture and the Second Supplemental Indenture, the “Indenture”), among the Company, the subsidiary guarantors party thereto, the Base Indenture Trustee, and U.S. Bank Trust Company, National Association, as trustee for the Notes (the “Notes Trustee”).

The 2030 Notes will bear interest at 4.900% per year and will mature on May 29, 2030. The 2035 Notes will bear interest at 5.500% per year and will mature on May 29, 2035. Interest on each series of Notes is payable semi-annually on May 29 and November 29 of each year, commencing on November 29, 2025.

At any time prior to the applicable Par Call Date (as defined below), the Company may redeem the Notes of any series, in whole or in part, by paying a “make-whole” premium, as described in the Indenture. In addition, the Company may redeem the 2030 Notes and the 2035 Notes at any time on or after the applicable Par Call Date, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes of the applicable series being redeemed, plus accrued and unpaid interest to, but not including, the date of redemption. “Par Call Date” means April 29, 2030 (one month prior to the maturity date), in the case of the 2030 Notes, and March 1, 2035 (three months prior to the maturity date), in the case of the 2035 Notes.

All payments with respect to the Notes will be fully and unconditionally guaranteed, jointly and severally, on an unsecured basis by each of the Company’s current and future subsidiaries that is a guarantor under the Company’s Amended and Restated Credit Agreement, dated April 23, 2025, by and among the Company and Wabtec Transportation Netherlands B.V., as borrowers, the financial institutions party thereto, as lenders, and PNC Bank, National Association, as administrative agent, or any other debt of the Company or any other guarantor.

If a change of control triggering event (as defined in the Indenture) occurs, the Company must make an offer to purchase the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase.

The Notes are subject to customary events of default, as set forth in the Indenture. The Notes are subject to covenants that limit the Company’s ability, and the ability of the Company’s restricted subsidiaries, to (i) incur, suffer to exist or guarantee any debt secured by certain liens, and (ii) enter into sale and leaseback transactions, in each case, subject to exceptions and qualifications, as set forth in the Indenture.

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with the Company’s other senior unsecured indebtedness outstanding from time to time. The Notes will be effectively subordinated to the Company’s existing and future secured indebtedness to the extent of the assets securing that indebtedness and structurally subordinated to any existing and future indebtedness and other liabilities, including trade payables, of the Company’s subsidiaries that do not guarantee the Notes. The guarantees of the Notes will be the senior unsecured obligations of each guarantor, ranking equally in right of payment with all existing and future unsecured and unsubordinated indebtedness of such guarantor. The guarantees of the Notes will be effectively subordinated to existing and future secured indebtedness of such guarantor to the extent of the value of any assets securing that indebtedness and structurally subordinated to the existing and future indebtedness and other liabilities, including trade payables, of subsidiaries of such guarantor that do not guarantee the Notes.

The foregoing is a summary of the material terms of the Indenture. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Indenture. The Base Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 8, 2013 and is incorporated herein by reference. The Second Supplemental Indenture was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on November 3, 2016. The Fourteenth Supplemental Indenture is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

In connection with the public offering and sale of the Notes, the Company is filing herewith as Exhibits 5.1 and 5.2, opinions of counsel relating to the validity of the Notes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
4.1
Indenture, dated August 8, 2013, by and between Westinghouse Air Brake Technologies Corporation and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on August 8, 2013).

4.2
Second Supplemental Indenture, dated as of November 3, 2016, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors party thereto and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on November 3, 2016).

4.3
Fourteenth Supplemental Indenture, dated May 29, 2025, by and among the Company, the subsidiary guarantors party thereto, Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association) and U.S. Bank Trust Company, National Association, as trustee for the Notes.

4.4	Form of 4.900% Senior Note due 2030 (including the Notation of Guarantee) (included in Exhibit 4.3).
4.5	Form of 5.500% Senior Note due 2035 (including the Notation of Guarantee) (included in Exhibit 4.3).
5.1	Opinion of Jones Day.
5.2	Opinion of Snell & Wilmer L.L.P.
23.1	Consent of Jones Day (included in Exhibit 5.1).
23.2	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.2).
104	Cover Page Interactive Data File within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ John A. Olin
John A. Olin
Executive Vice President and Chief Financial Officer

Date: May 29, 2025